UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The Registrant hereby furnishes the information set forth in its News Release, dated July 25, 2018, announcing operating results for the three and six month periods ended June 30, 2018, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On July 26, 2018, the Registrant held a conference call and web cast with respect to its financial results for the three and six month periods ended June 30, 2018. The conference call scripts of Gail M. Peck, Vice President, Finance and Treasurer; S. Theis Rice, Senior Vice President and Chief Legal Officer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; Melendy E. Lovett, Senior Vice President and Chief Administrative Officer; Antonio Carrillo, Senior Vice President and Group President of the Construction, Energy, Marine and Components Group; Scott C. Beasley, Chief Financial Officer of the Construction, Energy, Marine and Components Group; Eric R. Marchetto, Executive Vice President and Chief Commercial Officer, TrinityRail; and James E. Perry, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, and 99.9 respectively, and incorporated herein by reference.
This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 7.01 Regulation FD Disclosure.
See "Item 2.02 — Results of Operations and Financial Condition."
Additionally, the Registrant has made available on its website, certain information, furnished as exhibit 99.9 and incorporated herein by reference, regarding the anticipated alignment of its businesses after the expected spin-off of its infrastructure businesses. See the Investor Relations - Events & Presentations portion and the Trinity Spin-Off portion of the website at www.trin.net.
This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
Some statements in this Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Registrant's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding the effect of the anticipated separation of the Registrant into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, and any other statements regarding events or developments that the Registrant believes or anticipates will or may occur in the future. The Registrant uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this Form 8-K, and the Registrant expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Registrant’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Registrant's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Registrant will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or the Registrant’s present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Registrant’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Registrant’s Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by the Registrant’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated July 25, 2018 with respect to the operating results for the three and six month periods ended June 30, 2018.

99.2 Conference call script of July 26, 2018 of Gail M. Peck, Vice President, Finance and Treasurer.
99.3 Conference call script of July 26, 2018 of S. Theis Rice, Senior Vice President and Chief Legal Officer.
99.4 Conference call script of July 26, 2018 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.5 Conference call script of July 26, 2018 of Melendy E Lovett, Senior Vice President and Chief Administrative Officer.
99.6 Conference call script of July 26, 2018 of Antonio Carrillo, Senior Vice President and Group President of the Construction, Energy, Marine and Components Group.
99.7 Conference call script of July 26, 2018 of Scott C. Beasley, Chief Financial Officer of the Construction, Energy, Marine and Components Group.
99.8 Conference call script of July 26, 2018 of Eric R. Marchetto, Executive Vice President and Chief Commercial Officer, TrinityRail.
99.9 Conference call script of July 26, 2018 of James E. Perry, Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

July 26, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer